UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Under §240.14a-12

NKARTA, INC.
 (Name of Registrant as Specified In Its Charter)

Not applicable

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

 Your Vote Counts!  Smartphone users  Point your camera here and vote without entering a control number  For complete information and to vote, visit www.ProxyVote.com  Control #  V92834-P46732  *Please check the meeting materials for any special requirements for meeting attendance.  NKARTA, INC.  1150 VETERANS BOULEVARD SOUTH SAN FRANCISCO, CA 94080  NKARTA, INC.  2026 Annual Meeting  Vote by June 9, 2026  11:59 PM ET  You invested in NKARTA, INC. and it’s time to vote!  You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the  availability of proxy materials for the stockholder meeting to be held on June 10, 2026.  Get informed before you vote  View the Notice & Proxy Statement and 2025 Annual Report to stockholders online OR you can receive a free paper or email copy of  the material(s) by making a request prior to May 27, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call toll-free 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.  Vote Virtually at the Meeting*  June 10, 2026  1:00 p.m., Pacific Time  www.virtualshareholdermeeting.com/NKTX2026  Vote Before the Meeting  at ProxyVote.com by June 9, 2026 11:59 PM ET

 Vote at www.ProxyVote.com  THIS IS NOT A VOTABLE BALLOT  This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote on these important matters.  Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.  1. Election of two directors to serve until the company’s 2029 annual meeting of stockholders and until their respective successors are duly elected and qualified:  For All  Ali Behbahani, M.D., M.B.A.  Zachary Scheiner, Ph.D.  2. Ratification of the appointment of Ernst & Young LLP as the company’s independent registered public accounting firm for the year ending December 31, 2026.  For  3. Advisory approval of the compensation paid to the company’s named executive officers, as disclosed in the proxy statement.  For  4. Advisory vote on the frequency of future advisory votes on executive compensation.  1 Year  NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.  Voting Items  Board Recommends  V92835-P46732